UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2005

                   SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      333-10456               56-2416925
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of incorporation)                                       Identification No.)

  6 Youpeng Road, Qufu, Shandong, China            273100
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(Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code: (86) 537-442-4999

                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.

On March 31, 2005, Sunwin International Neutraceuticals, Inc. (the
"Company") received the resignation of Huaizhi Chen as Vice President and a director. The resignation was not related to a disagreement with the Company on any matter related to the Company's operations, policies or practices.

Item 9.01         Financial Statements and Exhibits

                  None




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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.


Date:  May 18, 2005              By: /s/ Dongdong Lin
                                    ---------------------------------
                                         Dongdong Lin
                                         Chief Executive Officer